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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                  _________________




                                     FORM 8-K/A


                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     March 31, 1995




                 Rollins Environmental Services, Inc.
               (Exact name of registrant as specified in its charter)



      Delaware                      1-8368              51-0228924
(State or other jurisdiction     (Commission         (IRS Employer
    of incorporation)             File number)     Identification No.)



     One Rollins Plaza, Wilmington, Delaware            19803
             (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code  (302) 426-2700



           (Former name or former address, if changed since last report.)

                                                                    Page 2 of 5
ITEM 2.   ACQUISITION OF ASSETS.

      On March 31, 1995, Rollins Environmental Services, Inc. ("Registrant") acquired from Westinghouse Electric Corporation ("Seller") all of the issued and outstanding shares of capital stock of National Electric, Inc. ("NEI"), a wholly owned subsidiary of the Seller. NEI owns all of the issued and outstanding shares of capital stock of Aptus, Inc. ("Aptus"). NEI is not conducting any business operations. Aptus is engaged in the sale of services related to the transportation, storage, laboratory analysis and incineration of certain types of hazardous waste. The major facilities are located in Aragonite, Utah; Coffeyville, Kansas; Denver, Colorado; Houston, Texas and Lakeville, Minnesota. The Registrant intends to continue the business of Aptus.

      The purchase price of $135 million consisted of a cash payment of $6.5 million, the assumption of the Seller's obligations and duties in connection with the $45.7 million of Tooele County, Utah Variable Rate Hazardous Waste Treatment Revenue Bonds, Series A and the issuance to the Seller of $16.8 million of 7.75% Senior Unsecured Debentures and $66.0 million of 7.25% Subordinated Convertible Debentures.

      Subsequent to March 31, 1995 and pursuant to the terms of the stock purchase agreement between the Seller and the Registrant, the purchase price was reduced to $132,039,000. In connection with the purchase price adjustment, the face amount of the 7.75% Senior Unsecured Debentures Due March 31, 2005 was reduced from $16,800,000 to $13,839,000.

      The acquisition is being accounted for under the purchase method of accounting.

ITEM 5.   OTHER EVENTS

   In connection with the acquisition described in Item 2, the Registrant entered into Amendment No. 1 dated March 31, 1995 amending the Rights Agreement dated as of June 14, 1989 between the Company and Registrar and Transfer Company. In order to avoid a Triggering Event (as defined in the Rights Agreement), the amendment provides that Seller shall not be deemed to be the Beneficial Owner (as defined in the Rights Agreement) of Common Stock of the Registrant due to its ownership of the Convertible Debentures or any Common Stock acquired upon conversion of the Convertible Debentures.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a)   Financial statements of business acquired

       (1) Consolidated Financial Statements - National Electric, Inc. Consolidated Balance Sheet at December 31, 1994 and 1993 Consolidated Statement of Income for the years ended December 31, 1994 and 1993
              Consolidated Statement of Cash Flows for the years
                    ended December 31, 1994 and 1993
              Notes to the Financial Statements
                                                                    age 3 of 5
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (con'd.)

       (2)   Report of Independent Accountants

       (3)   Consolidated Balance Sheet at March 31, 1995 (Unaudited)

       (4)   Consolidated Statement of Income for the Six Months
                    ended March 31, 1995 and 1994 (Unaudited)

       (5)   Consolidated Statement of Cash Flows for the Six
                    Months ended March 31, 1995 and 1994 (Unaudited)

   (b)   Pro forma financial information

         In connection with the acquisition described in Item 2, the following pro forma financial statements are presented for informational purposes:

       (1)   Pro Forma Consolidated Balance Sheet at March 31, 1995
                    (Unaudited)

       (2)   Pro Forma Consolidated Statement of Operations for the
                    Year ended September 30, 1994 (Unaudited)

       (3)   Pro Forma Consolidated Statement of Operations for the
                    Six Months ended March 31, 1995 (Unaudited)

       (4)   Notes to the Pro Forma Consolidated Financial Statements

         The acquisition was accounted for as a purchase and, accordingly, the purchase price was allocated to the acquired assets and assumed liabilities based upon management's estimate of their fair values. The excess of the purchase price over the estimated fair value of the net assets acquired is being amortized over 40 years on a straight-line basis.

         The unaudited Pro Forma Consolidated Balance Sheet, prepared as of March 31, 1995, is presented for informational purposes, represents management's best estimate of the effects of the acquisition and should not be considered a prediction of the Registrant's actual financial position.

         The unaudited Pro Forma Consolidated Statements of Operations for the year ended September 30, 1994 and the six months ended March 31, 1995 have been prepared as if the acquisition had occurred on October 1, 1993. The pro forma results give effect to the purchase accounting adjustments, estimated cost savings resulting from the consolidation of certain functions and operations and the effects on interest and taxes. These pro forma statements do not purport to be indicative of the actual results of operations which would have occurred had the acquisition actually taken place on October 1, 1993, nor are they necessarily indicative of the Registrant's expected future results.

                                                                   Page 4 of 5

         With regard to NEI, the quarter ended December 31, 1994 has been included in both the fiscal year ended September 30, 1994 and the six months ended March 31, 1995 Pro Forma Consolidated Statements of Operations. NEI's revenues and net loss for the quarter ended December 31, 1994 were $22,653,000 and ($3,495,000), respectively.

   (c)   Exhibits:

         Exhibit index

      Exhibit
      Number
       (2) Stock Purchase Agreement between Westinghouse Electric Corporation (Seller) and Rollins Environmental Services, Inc. (Buyer) for National Electric, Inc., a Minnesota corporation, dated as of March 7, 1995.

       (4)(a) Indenture dated as of March 31, 1995 between Rollins Environmental Services, Inc. and First Fidelity Bank, National Association, as Trustee covering the issue of $16,800,000 of 7.75% Senior Unsecured Debentures Due March 31, 2005.

           (b) Indenture dated as of March 31, 1995 between Rollins Environmental Services, Inc. and Texas Commerce Bank National Association, as Trustee covering the issue of $66,000,000 of 7.25% Convertible Subordinated Debentures Due March 31, 2005.

           (c) Debenture Purchase Agreement dated as of March 31, 1995 between Rollins Environmental Services, Inc. and Westinghouse Electric Corporation.

           (d) Assignment and Assumption Agreement dated March 31, 1995 between Rollins Environmental Services, Inc. and Westinghouse Electric Corporation assigning to Rollins all of the obligations of Westinghouse under the Loan Agreement dated as of June 1, 1990 between Tooele County, Utah and Westinghouse Electric Corporation relating to Variable Rate Hazardous Waste Treatment Revenue Bonds, Series A (as attached to the Assignment and Assumption Agreement).

           (e) Rights Agreement dated as of June 14, 1989 between Rollins Environmental Services, Inc. and Registrar and Transfer Company, as Rights Agent. The Rights Agreement includes Exhibit A the form of Right Certificate.

                     Pursuant to the Rights Agreement, Rights Certificates will not be distributed until after the Distribution Date (as defined therein).


                                                                   Page 5 of 5

           (f) Amendment No. 1 dated as of March 31, 1995 to Rights Agreement between Rollins Environmental Services, Inc. and Registrar and Transfer Company, as Rights Agent.



                                     SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Rollins Environmental Services, Inc.



DATE:   June 13, 1995                     BY: /s/ Leo F. Rattigan
                                                Vice President-Finance and
                                                Treasurer

                          Westinghouse Electric Corporation
                               National Electric, Inc.

                           Consolidated Balance Sheet (1)
                                   ($000 Omitted)


                                                                  March 31
         ASSETS                                                     1995

                                                                (unaudited)
Current assets
   Cash                                                           $      8
   Accounts receivable, net                                         11,938
   Income taxes recoverable                                             13
   Other current assets                                                921
         Total current assets                                       12,880

Property and equipment, at cost
   Land                                                              2,423
   Buildings                                                        28,281
   Equipment and vehicles                                          105,759
   Site improvements                                                 3,678
   Construction in progress                                          1,251
   Accumulated depreciation                                        (39,134)
                                                                   102,258
   Other assets                                                     38,375
         Total assets                                             $153,513

   LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities
   Accounts payable                                               $  2,917
   Accrued liabilities                                              10,838
         Total current liabilities                                  13,755

   Other liabilities                                                   783
   Deferred income taxes                                             9,478

Shareholder's equity
   Common stock, $100 par value, (3,000 shares
     authorized, issued and outstanding)                               300
   Capital in excess of par value                                  144,970
   Retained earnings                                               (15,773)
         Total shareholder's equity                                129,497
         Total liabilities and shareholder's equity               $153,513




(1)  Reclassified to conform to reporting format of the Registrant.

                          Westinghouse Electric Corporation
                               National Electric, Inc.

                          Consolidated Statement of Income
                                   ($000 Omitted)

                                                   Six months ended March 31,
                                                        1995            1994

                                                    (unaudited)  (unaudited)
Revenues:
Customer revenues                                     $ 39,333        $ 44,440
   Total revenues                                       39,333          44,440

Cost of revenues:
Cost of customer revenues                              (28,775)        (28,084)
   Total cost of revenues                              (28,775)        (28,084)

Expenses:
Selling, general and administrative                    (13,566)        (13,391)
Depreciation and amortization                           (6,297)         (7,511)
Provision for groundwater remediation                   (1,646)           (178)
Provision for restructuring                                 -             (450)
   Total cost of revenues and expenses                 (50,284)        (49,614)

Loss from operations                                   (10,951)         (5,174)
Interest expense                                        (2,658)         (3,097)
Other income and expenses, net                             (80)            (15)
Loss before taxes                                      (13,689)         (8,286)
Income tax benefit                                       4,478           1,703
Net loss                                              $ (9,211)       $ (6,583)

                          Westinghouse Electric Corporation
                               National Electric, Inc.

                        Consolidated Statement of Cash Flows
                                   ($000 Omitted)

                                                   Six months ended March 31,
                                                        1995            1994

                                                    (unaudited)  (unaudited)
Operating Activities:
Net loss                                              $ (9,211)       $ (6,583)
Adjustments to reconcile net income to
  net cash provided by operation activities:
    Depreciation and amortization                        6,297           7,511
    Deferred income taxes                               (1,808)          1,043
    Provision for losses on
      accounts receivable                                  546             335
    Provision for groundwater remediation                  478              90
    Provision for restructuring                             -              450
    Loss on sale of assets                                  83              14
    Changes in assets and liabilities
      excluding sales of assets:
         Accounts receivable                             5,667          (3,885)
         Prepaid and other current assets                  298             165
         Accounts payable and other
           current liabilities                          (3,651)          1,228
         Other noncurrent assets and
           liabilities                                    (247)            354
Net cash provided by (used in)
  operating activities                                  (1,548)            722

Investing Activities:
Capital expenditures                                    (1,523)         (1,172)
Proceeds from sales of assets                               14              -
Net cash used in investing activities                   (1,509)         (1,172)

Financing Activities:
Payments under capital lease obligations                  (129)           (212)
Net receipts from parent company                         3,192             700
Net cash provided by financing activities                3,063             488
Increase in cash and cash equivalents                        6              38
Cash and cash equivalents at
  beginning of period                                        2               1

Cash and cash equivalents at end of period            $      8        $     39


                                       ROLLINS ENVIRONMENTAL SERVICES, INC.
                                       Pro Forma Consolidated Balance Sheet
                                                 at March 31, 1995
                                                  ($000 Omitted)
                                                    (Unaudited)
                                                Historical       Purchase Price
                                          Rollins                   and Purchase
                                       Environmental     National    Accounting
                                          Services,      Electric,   Adjustments  Consolidating  Pro
Forma
                  ASSETS                   Inc.            Inc.      (Note A)    Eliminations  Combined
Current assets
   Cash and cash equivalents
     (includes short-term
     investments of $37,963               $ 45,225       $      8       $               $             $45,233
   Accounts receivable, net                 29,877         11,938                              (1)     41,814
   Deferred income taxes                     6,798                           697 (2)                   7,495
   Income taxes recoverable                  1,378             13            (20)(2)                    1,371
   Other current assets                      9,527            921           (484)(2)                    9,964
         Total current assets               92,805         12,880            193               (1)    105,877

Property and equipment, at cost
   Land                                     29,121          2,423          4,577 (2)                   36,121
   Buildings                                35,533         28,281          3,719 (2)                   67,533
   Equipment and vehicles                  195,718        105,759        (19,236)(2)                  282,241
   Site improvements                        28,683          3,678         (3,678)(2)                   28,683
   Construction in progress                 13,620          1,251                                      14,871
   Accumulated depreciation               (138,435)       (39,134)        39,134 (2)                 (138,435)
                                           164,240        102,258         24,516                      291,014
Investment in NEI                          135,000                        (2,859)(1)    ( 132,141)       -
Other assets                                 6,492         38,375        (18,185)(2)                   26,682
         Total assets                     $398,537       $153,513       $  3,665        $(132,142)   $423,573

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
   Accounts payable                       $ 10,271      $  2,917       $    500 (2)    $    (378)    $ 13,310
   Accrued liabilities                      19,032        10,838         (4,093)(2)         (334)      25,443
   Accrued remediation and
     other costs                             7,283                                                       7,283
   Current maturities of
     long-term debt                            662                                                         662
         Total current libailities          37,248        13,755         (3,593)            (712)      46,698

Long-term debt                             131,404                       (2,859)(1)                   128,545
Accrued remediation and
   other costs                              11,285                                                      11,285
Other liabilities                            5,518           783            (32)(2)         (201)        6,068
Deferred income taxes                       13,477         9,478          8,417 (2)                    31,372

Shareholders' equity
   Common stock, $1 par value,
     120,000,000 shares authorized;
     issued and outstanding -
     60,375,811                             60,376           300                            (300)      60,376
   Capital in excess of par value            4,651       144,970        (14,041)(2)     (130,929)       4,651
   Retained earnings                       134,578       (15,773)        15,773 (2)                   134,578
         Total shareholders' equity        199,605       129,497          1,732         (131,229)     199,605
         Total liabilities and
           shareholders' equity           $398,537      $153,513       $  3,665        $(132,142)    $423,573

See Notes to the Pro Forma Consolidated Financial Statements

                                       ROLLINS ENVIRONMENTAL SERVICES, INC.
                                  Pro Forma Consolidated Statement of Operations
                                       for the Year ended September 30, 1994
                                    ($000 Omitted Except for Per Share Amounts)
                                                    (Unaudited)
                                                        Historical
                                                    Rollins                     Pro Forma and
                                               Environmental        National    Consolidating
                                                    Services,       Electric,    Adjustments    Pro Forma
                                                       Inc.           Inc.        Note B              Combined
Revenues                                            $181,468        $ 88,447        $  (679)(1)      $269,236
   Expenses:
   Operating                                         134,053          58,156           (679)(1)       189,514
                                                                                     (2,016)(2)
   Special charge (Note C)                            14,500            -               -              14,500
   Depreciation                                       22,760          12,376         (4,575)(2)        30,561
   Selling and administrative                         26,649          26,442         (7,526)(2)        45,565
   Interest                                              382           5,915          2,981 (3)         9,278
                                                     198,344         102,889        (11,815)          289,418
Loss before income tax benefit and
   cumulative effect of change
   in accounting principle                          (16,876)         (14,442)        11,136           (20,182)
Income tax benefit                                   (6,399)          (2,319)         3,538 (4)        (5,180)

Loss before cumulative effect of
   change in accounting principle                    (10,477)        (12,123)         7,598           (15,002)

Cumulative effect (to September 30,
   1993) of adoption of SFAS No. 109                     543            -              -                  543
Net loss                                            $ (9,934)       $(12,123)       $ 7,598          $(14,459)

Loss per share:
   Loss before cumulative effect of
     change in accounting principle                 $   (.17)                                         $  (.25)

   Cumulative effect of adoption
     of SFAS No. 109                                     .01                                               .01
Loss per share                                      $   (.16)                                         $   (.24)

Average common shares and equivalents
   outstanding (OOO)                                  60,377                                           60,377





See Notes to the Pro Forma Consolidated Financial Statements.


                                       ROLLINS ENVIRONMENTAL SERVICES, INC.
                                  Pro Forma Consolidated Statement of Operations
                                      for the Six Months ended March 31, 1995
                                    ($000 Omitted Except for Per Share Amounts)
                                                    (Unaudited)
                                                       Historical
                                                    Rollins                     Pro Forma and
                                               Environmental        National    Consolidating
                                                    Services,       Electric,    Adjustments    Pro Forma
                                                       Inc.           Inc.        Note B              Combined
Revenues                                            $ 93,261        $ 39,333        $ (1,556)(1)     $131,038
Expenses:
Operating                                             73,265          30,501          (1,556)(1)      100,324
                                                                                      (1,886)(2)
Depreciation                                          11,289           6,297          (2,397)(2)       15,189
Selling and administrative                            14,174          13,566          (3,937)(2)       23,803
Interest                                                 165           2,658           1,778 (3)         4,601
                                                      98,893          53,022          (7,998)          143,917

Loss before income tax benefit                        (5,632)        (13,689)          6,442          (12,879)

Income tax benefit                                    (2,275)         (4,478)          1,764 (4)       (4,989)
Net loss                                            $ (3,357)       $ (9,211)       $  4,678          $(7,890)

Loss per share                                      $   (.06)                                         $   (.13)

Average common shares and equivalents
   outstanding (000)                                  60,406                                            60,406


See Notes to the Pro Forma Consolidated Financial Statements.

Notes to the Pro Forma Consolidated Financial Statements


Note A: The Pro Forma Consolidated Balance Sheet gives effect to the following adjustments:

          (1)  Adjustment of the purchase price subsequent to March 31,
               1995

          (2) Represents the net effects upon the balance sheet required in the application of the purchase method of accounting.

Note B: The Pro Forma Consolidated Statements of Operations give effect to the following pro forma adjustments:

          (1)  Intercompany eliminations - pro forma

          (2) Represents corporate service and expense charges from the former parent company and other expenses of NEI recorded in the historical statements which have been reversed and replaced by a pro forma charge based upon estimates of the cost of these services and other expenses under the Registrant's present organization.

          (3) Represents the net increase in interest expense resulting from (a) the elimination of a charge from the former parent company in the form of interest expense for that portion of the former parent company's total investment in NEI which, for internal reporting purposes, represented debt, (b) the assumption of the Seller's obligations and duties in connection with the $45,700,000 of Tooele County, Utah Variable Rate Hazardous Waste Treatment Revenue Bonds, Series A and (c) the issuance to the Seller of $13,839,000 of 7.75% Senior Unsecured Debentures and $66,000,000 of 7.25% Subordinated Convertible Debentures.

          (4) Represents the effect on income taxes resulting from the adjustments described above utilizing an effective tax rate of 38.6% comprised of the federal statutory rate of 35% plus an estimated state rate of 3.6%.

Note C: With regard to the historical fiscal year Consolidated Statement of Operations of the Registrant and consequently the Pro Forma Consolidated Statement of Operations for the Year ended September 30, 1994, a special charge of $14,500,000 ($9,031,000 after tax benefit or $.15 per share) was recorded in the second quarter of fiscal year 1994. The charge included: (1) various engineering and other expenditures ($8,200,000) on projects no longer considered viable in the current business climate; (2) estimated expenditures ($5,000,000) for capping of a closed landfill and related activities; and (3) miscellaneous items ($1,300,000).